[LOGO OF TDK MEDIACTIVE]                            FOR IMMEDIATE RELEASE



Conference Call:     Today, May 1st, 2002 at 11:00 a.m. EDT
Dial-in Numbers:     212/346-6471 or 415/908-4712
Webcast URL:         www.vcall.com


                  TDK MEDIACTIVE REVENUE INCREASES OVER 370%
AND ACHIEVES PROFITABILITY IN FISCAL 2002

              - Provides Initial FY 2003 Guidance:
                ----------------------------------
             Revenue of $50 Million and EPS of $0.05 -
             ---------------------------------------

CALABASAS, CA   May 1, 2002   TDK Mediactive, Inc. (OTC BB: TDKM), a global
publisher of licensed property-based entertainment software for home video game platforms and the PC, today reported financial results for the three and twelve months ended March 31, 2002, summarized in the tables below.

------------------------------------------------------------------------------
Summary Financial Results (In thousands, except per share data)

                                 For the Three Months Ended

                              March 31, 2002     March 31, 2001     % Change
                              -----------------------------------------------
Net Revenue                      $ 6,564           $ 1,043          +  529%
Income (loss) from Operations    $    12          ($ 1,166)
Net loss                        ($    189)        ($ 1,164)
Basic Loss Per Share            ($   0.01)       ($   0.05)
Weighted Avg. Shares
  Outstanding                      22,878           22,855


                                    For the Twelve Months Ended

                               March 31, 2002     March 31, 2001 (1)
                               -----------------------------------------------

Net Revenue                      $31,464            $ 6,663          + 372%
Income (loss) from Operations    $   782           ($ 1,919)
Net income (loss)                $   168           ($ 1,714)
Basic/Diluted Earnings
   (loss) per share              $  0.01           ($  0.13)
Weighted Avg. Shares
   Outstanding                    22,877             12,706


(1) Because TDKM changed its fiscal year from June 30th to March 31st in order to coincide with the fiscal year end of its majority shareholder, TDK USA Corp., the twelve month period ended March 31, 2001 provided in this table has been included for comparison purposes only. TDKM's actual fiscal year 2001 period included only nine months and is provided in the accompanying income statement.
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TDK MEDIACTIVE FY 2002 RESULTS, 5/1/02

"Our fiscal 2002 results reflect initial successes to date in our strategy to assemble high-profile licensed properties from which we are developing an expanding base of titles for current generation video game platforms including PlayStation2(R), Xbox(TM), GameCube(TM) and Game Boy(R) Advance, as well as PSone, Game Boy(R) Color and PCs which have enormous installed bases," said Vincent Bitetti, chief executive officer of TDK Mediactive. "Of particular note, fiscal 2002 results benefited from particularly strong sales of Shrek-themed titles for the Xbox, Game Boy Color, Game Boy Advance and PC platforms. Our performance also benefited from republishing revenues for products distributed in Europe as well as contributions from our co-publishing relationship with Activision Value, a subsidiary of Activision, Inc.


"TDK Mediactive has made substantial progress in building our portfolio of licensed properties, and we plan to ship approximately 16 titles comprising 27 SKUs during fiscal 2003, including 5 SKUs to be shipped by our PC co-publishing partner. Releases scheduled during the fiscal 2003 include games based on our proven Shrek(TM) and Land Before Time(TM) franchises, plus new releases based on Robotech(TM), Dinotopia(TM), The Muppets(TM), Mercedes-Benz(TM), Aquaman(TM), and Pryzm(TM) as well as other titles and properties which will be unveiled leading up to and at the E3 convention the week of May 20th."

Release Schedule   Based on TDKM Fiscal Year Ending 3/31/03 (updated 5/1/02)
------------------------------------------------------------------------------

Property / Title     Xbox     PS2     G-Cube     GBA     GBC    PS1  PC CD ROM
------------------------------------------------------------------------------
Robotech / tba       Q2 '03  Q2 '03   Q3 '03    Q2 '03
Dinotopia / tba                                 Q1 '03                 Q1 '03
Aquaman / tba        Q3 '03           Q3 '03
Shrek / tba          Q3 '03           Q3 '03    Q3 '03
Pryzm / The
  Dark Unicorn               Q1 '03
Mercedes Benz /
World Racing         Q3 '03
Shrek / tba                                                   Q2 '03
Muppets / tba                                   Q4 '03        Q3 '03
Casper / Spirit Dimensions               Q3 '03
Shrek / tba                              Q4 '03
Shrek   Education I / tba                                              Q2 '03
Shrek   Education II /tba                                              Q2 '03
Land Before Time / tba                                        Q3 '03   Q3 '03
Various properties / tba                 Q4 '03 Q3 '03 Q1 '03 Q3 '03   Q2 '03
------------------------------------------------------------------------------
tba = Title to be announced

TDK Mediactive also announced that it has reached agreement with its majority shareholder, TDK U.S.A. Corp., to both extend and expand its existing loan agreement with TDKM. The amendment to the loan agreement extends the maturity date of the loan until March 31, 2003. In addition, the amendment increases the maximum permitted borrowings from $20 million to $30 million, although TDK

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U.S.A. Corp. is not obligated to loan in excess of $20 million.  The financial and operational guidance for fiscal 2003 presented below assumes borrowings of $25 million under this loan facility. TDKM believes this facility will provide sufficient working capital to fund its business throughout fiscal
2003.

Financial and Operational Guidance For Fiscal 2003

"Looking forward in fiscal 2003 and beyond, we expect to see reductions in video game system retail price points which should accelerate growth in the total installed base of platforms as well as generate substantial game demand through calendar 2004," continued Mr. Bitetti. "This trend creates a very favorable market climate for TDKM's expanded portfolio of releases for fiscal 2003 and 2004. Importantly, in pursuing this opportunity, TDKM remains broadly diversified in terms of titles and targeted game platforms, including PCs, and our retail price points. TDKM should also continue to expand its revenue base with additional titles distributed in connection with our re-publishing and co-publishing partners in North America and Europe."

Reflecting these factors, TDK Mediactive is issuing guidance for the full year ending March 31, 2003 of net revenues of approximately $50 million (representing a year-over-year increase of 59% versus fiscal 2002) and earnings per diluted share of approximately $0.05 (an increase of 400%).
Given the seasonality involved in the interactive media industry, the Company typically expects its fiscal third quarter ended December 31 to be its strongest, representing approximately 50% of total annual revenue. Accordingly, the Company also expects to report net losses in each of its first two fiscal quarters, reflecting lower seasonal sales and product development, sales and marketing and other costs required to prepare for the key holiday selling season.

About TDK Mediactive, Inc.

Southern California based TDK Mediactive, Inc. is a global publisher of high quality interactive entertainment software for the PlayStation(R)2 computer entertainment system, PSone, Xbox(TM) video game system from Microsoft, the Nintendo GameCube(TM) video game system, the Game Boy(R) Advance and the Game Boy(R) Color. The Company also publishes titles for personal computers via a co-publishing agreement with Activision Value, a subsidiary of Activision, Inc. The company's games are based on licensed and original content derived from major motion pictures, video franchises, popular literature and popular culture. TDK Mediactive has exclusive technology and content licenses with Sony Computer Entertainment America Inc., Microsoft Corporation, Nintendo of America Inc., DreamWorks SKG, Vivendi Universal Studios, Mattel, Inc., Classic Media, R & S Trading, BKN International, DC Comics, Hallmark Entertainment Distribution LLC, BDSP Inc., The Jim Henson Company and others.

TDK Mediactive is 73% owned by TDK U.S.A. Corp. and is part of TDK Corporation's (NYSE: TDK) global effort to expand its offerings to consumers of entertainment-oriented products. More information about TDK Mediactive and its products is available at www.tdk-mediactive.com.

Robotech TM & (C) 1985, 2002, Harmony Gold USA, Inc. All Rights Reserved. Shrek TM & (C) 2002 DreamWorks L.L.C.
Muppets TM &  (C)  2002 The Jim Henson Company
AQUAMAN TM & (C) 2002 DC Comics.  All Rights Reserved.

The Land Before Time are trademarks and copyrights of Universal Studios. All Rights Reserved.

Pryzm TM & (C)  2002 TDK Mediactive, Inc.  All Rights Reserved.
Dinotopia is a registered trademark of BDSP, Inc. Licensed by The Beanstalk Group, Inc.

Forward-Looking Statements

This press release contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, estimates and projections about TDKM's business based, in part, on assumptions made by its management. These statements are not guarantees of TDKM's future performance and involve risks, uncertainties and assumptions that are difficult to predict.
Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including, but not limited to, those described above and the following: changes in demand for and the timing of release of TDKM's products; changes in TDKM's product mix and consumer preferences for platforms and games; the timing of product approvals and production schedules, customer orders and deliveries; the impact of competitive products and pricing; and the availability of adequate financing to permit implementation of TDKM's business plan. In addition, such statements could be affected by growth rates and market conditions relating to the interactive software industry and general domestic and international economic conditions. Specific information concerning these and other such factors is contained in TDKM's reports as filed with the Securities and Exchange Commission, copies of which may be accessed through the SEC's Web site at www.sec.gov. Forward-looking statements contained herein speak only as of the date on which they are made, and TDKM does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release.


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                          TDK MEDIACTIVE, INC.
                        Statements of Operations
                (In thousands, except per share data)

                                              Three Months Ended March 31,
                                                       2002     2001
                                              ----------------------------
       Net revenues                                 $ 6,564     $ 1,043
                                                    --------    --------
       Costs and expenses:
          Cost of sales                               4,711       1,024
          General and administrative                    562         590
          Product development                           192         155
          Sales and marketing                         1,087         440
                                                    --------    --------
       Total costs and expenses                       6,552       2,209
                                                    --------    --------
       Income (loss) from operations                     12      (1,166)
       Interest expense   net                          (201)          4
                                                    --------    --------
       Loss before income taxes                        (189)     (1,162)
       Income taxes                                       0           2
                                                    --------    --------
       Net loss                                      $ (189)    $(1,164)
                                                    ========    ========

       Basic and diluted net loss per share          $(0.01)   $  (0.05)
                                                    ========    ========

       Weighted average basic and
         diluted shares outstanding                  22,878      22,855


                                                   Nine Months     Pro Forma *
                                       Year Ended     Ended       Year Ended
                                       March 31,     March 31,     March 31,
                                         2002          2001          2001
                                       ---------------------------------------
       Net revenues                     $31,464      $ 6,157       $  6,663
                                        -------      -------       ---------
       Costs and expenses:
         Cost of sales                   22,945        4,082          4,862
         General and administrative       2,545        1,690          2,077
         Product development                641          425            498
         Sales and marketing              4,551        1,044          1,145
                                        --------      -------       ---------
       Total operating costs
         and expenses                    30,682        7,241          8,852
                                        --------      -------       ---------

       Income (loss) from operations        782       (1,084)        (1,919)
       Other income (expense)              (612)         219            207
                                        --------      -------       ----------
       Income (loss) before
         income taxes                       170         (865)        (1,712)
       Income taxes                           2            2              2
                                        --------      --------      ----------
       Net income (loss)                $   168      $  (867)      $ (1,714)
                                        ========      ========      ==========

       Basic and diluted
         net income (loss) per share    $  0.01      $ (0.06)     $   (0.13)
                                        ========      ========      ==========
        Weighted average basic and
          diluted shares outstanding:     22,877       14,963        12,706

* Pro forma results are provided to facilitate comparable year-over-year (12 month) comparisons given TDKM's change in fiscal year end from 6/30 to 3/31.


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                          TDK MEDIACTIVE, INC.
                            Balance Sheets
                             (in thousands)



                                                   March 31,    March 31,
                                                     2002          2001
                                                   ------------------------
ASSETS
Cash and cash equivalents                         $  1,063      $    439
Accounts receivable, net                             5,581         1,285
Inventories, net                                     1,241           467
Prepaid royalties                                    2,048           952
Prepaid expenses and other                             783            39
Software development costs                           8,693         3,851
                                                   ----------   ------------
    Total current assets                            19,409         7,033
Property and Equipment                                 465           326
Software development cost   net of current portion     625            -
Other long-term assets                                  24            88
                                                   ----------   ------------
    Total assets                                  $ 20,523       $ 7,447
                                                   ==========   ============

LIABILITIES AND STOCKHOLDERS' DEFICIT
Accounts payable and accrued expenses              $ 1,698       $ 1,219
Accrued royalties                                    2,975         1,668
Loan payable to related entities                    14,199           410
Capital lease obligation                                 7             8
Deferred revenue                                     2,007         3,552
                                                   -----------   ------------
   Total current liabilities                        20,886         6,857
Deferred revenue   net of current portion              350         1,550
Capital lease obligations, net of current portion       21            29

Common Stock                                            23            23
Additional paid-in capital                          19,951        19,864
Accumulated deficit                                (20,708)      (20,876)
                                                  ------------   ------------
   Total stockholders' deficit                        (734)         (989)
                                                  ------------   ------------
   Total liabilities and stockholders' deficit   $  20,523       $ 7,447
                                                  ============   ============


                                  #   #   #

Company Contact:                     Investor Relations Contact:
Martin Paravato, CFO                 Kristian Talvitie
TDK Mediactive, Inc.                 Jaffoni & Collins
818-878-0505                         212-835-8500
cfo@tdk-m.com                        tdkm@jcir.com